Earnings Supplement Q2 2023

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q2 2023 Financial Highlights Q2 2023 (1) See reconciliation of GAAP to non-GAAP financial measures on page 5 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 5 Q2 2022 Revenue $38.2 million $52.0 million Adj. EBITDA1 $20.7 million $34.0 million Adj. Operating Cash Flows2 $26.5 million $34.6 million Total Certs 34,354 44,531

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q2 2023 Key Performance Indicators Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Certs Credit Unions & Bank Certified Loans (Certs) 27,047 38,587 53,409 77,107 OEM Certs 7,307 5,944 13,353 11,368 Total Certs 34,354 44,531 66,762 88,475 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 553 $ 591 $ 552 $ 588 Avg. Program Fee Revenue per Cert $ 521 $ 466 $ 527 $ 457 Originations Facilitated Loan Origination Volume ($ in 000s) $ 1,014,727 $ 1,293,525 $ 1,966,665 $ 2,475,898 Average Loan Size $ 29,537 $ 29,043 $ 29,458 $ 27,984 Channel Overview New Vehicle Certs as a % of Total 11.8% 9.8% 13.2% 7.7 % Used Vehicle Certs as a % of Total 88.2% 90.2% 86.8% 92.3 % Indirect Certs as a % of Total 69.6% 51.7% 70.7% 48.8 % Direct Certs as a % of Total 19.8% 15.9% 20.0% 15.2 % Refinance Certs as a % of Total 10.6% 32.4% 9.3% 36.0% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was $(1.2) million and $(0.5) million for the three and six months ended June 30, 2023, respectively, and $2.8 million and $5.5 million, respectively, for the three and six months ended June 30, 2022, respectively.

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q2 2023 Financial Update ($ in '000s) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenue Profit share $ 17,809 $ 29,157 $ 36,411 $ 57,467 Program fees 17,893 20,731 35,194 40,457 Claims administration and other service fees 2,452 2,156 4,910 4,188 Total revenue 38,154 52,044 76,515 102,112 Cost of services 6,117 5,085 11,548 9,873 Gross profit 32,037 46,959 64,967 92,239 Operating expenses General and administrative 10,971 7,968 21,166 15,450 Selling and marketing 4,218 3,994 8,627 7,727 Research and development 1,128 2,188 2,358 4,011 Total operating expenses 16,317 14,150 32,151 27,188 Operating income 15,720 32,809 32,816 65,051 Interest expense (2,655) (1,124) (5,042) (1,927) Interest income 2,452 22 4,516 47 Other expense, net (6) — (6) — Income before income taxes 15,511 31,707 32,284 63,171 Income tax expense 4,140 8,581 8,375 16,891 Net income $ 11,371 $ 23,126 $ 23,909 $ 46,280

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income $ 11,371 $ 23,126 $ 23,909 $ 46,280 Non-GAAP adjustments: Interest expense 2,655 1,124 5,042 1,927 Income tax expense 4,140 8,581 8,375 16,891 Depreciation and amortization of property and equipment 252 226 496 447 Share-based compensation 2,319 988 4,163 2,269 Total adjustments 9,366 10,919 18,076 21,534 Adjusted EBITDA $ 20,737 $ 34,045 $ 41,985 $ 67,814 Total revenue $ 38,154 $ 52,044 $ 76,515 $ 102,112 Adjusted EBITDA margin 54% 65% 55% 66 % Adjusted EBITDA ($ in 000's) Adjusted operating cash flows ($ in 000's) Adjusted EBITDA $ 20,737 $ 34,045 $ 41,985 $ 67,814 CAPEX (508) (178) (843) (364) Decrease (increase) in contract assets, net 6,287 704 15,775 6,208 Adjusted operating cash flows $ 26,516 $ 34,571 $ 56,917 $ 73,658

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Profit Share Revenue Change in Estimate Changes in Contract Asset from Profit Share Revenue Estimates have stabilized during 2023. ($ in millions) $5.1 $11.8 $7.5 $6.5 $2.6 $2.6 $1.7 $(12.8) $0.7 $(1.2) Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 -$15.0 -$10.0 -$5.0 $0.0 $5.0 $10.0 $15.0

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding August 8, 2023 120,698 Treasury Shares 7,500 Total Shares Issued 128,198